PROG Internal PROG Holdings, Inc. Q1 2024 Earnings Supplement April 24, 2024 Exhibit 99.2

2 Statements in this earnings supplement regarding our business that are not historical facts are "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as "continued", "believe", "expects", "outlook", and similar forward-looking terminology. These risks and uncertainties include factors such as (i) continued volatility and challenges in the macro environment and, in particular, the unfavorable effects on our business of significant inflation, elevated interest rates, and fears of a recession, and the impact of those headwinds on: (a) consumer confidence and customer demand for the merchandise that our POS partners sell, in particular consumer durables; (b) our customers’ disposable income and their ability to make the lease and loan payments they owe the Company; (c) the availability of consumer credit; and (d) our overall financial performance and outlook; (ii) our businesses being subject to extensive laws and regulations, including laws and regulations unique to the industries in which our businesses operate, that may subject them to government investigations and significant monetary penalties and compliance-related burdens, as well as an increased focus by federal, state and local regulators on the industries within which our businesses operate, including with respect to consumer protection, customer privacy, third party and employee fraud and information security; (iii) deteriorating macroeconomic conditions resulting in the algorithms and other proprietary decisioning tools used in approving Progressive Leasing and Vive customers for leases and loans no longer being indicative of their ability to perform, which may limit the ability of those businesses to avoid lease and loan charge-offs or may result in their reserves being insufficient to cover actual losses; (iv) the impact of the cybersecurity incident experienced by Progressive Leasing in September 2023 and expenses incurred in connection with responding to the matter, including the litigation filed in response to that incident, or any regulatory proceedings that may result from the incident; (v) a large percentage of the Company’s revenues being concentrated with several of Progressive Leasing’s key POS partners; (vi) the risks that Progressive Leasing will be unable to attract new POS partners or retain and grow its business with its existing POS partners; (vii) Vive’s and Four’s business models differing significantly from Progressive Leasing’s, which creates specific and unique risks for each of the Vive and Four businesses, including Vive’s reliance on a limited number of bank partners to issue its credit products and each of Vive’s and Four’s exposure to the unique regulatory risks associated with the laws and regulations that apply to each of their businesses; (viii) our ability to continue to protect confidential, proprietary, or sensitive information, including the personal and confidential information of our customers, which may be adversely affected by cyber-attacks, employee or other internal misconduct, computer viruses, electronic break-ins or "hacking", or similar disruptions, any one of which could have a material adverse impact on our results of operations, financial condition, and prospects; (ix) our cost reduction initiatives may not be adequate or may have unintended consequences that could be disruptive to our businesses, including with respect to our global workforce strategy; (x) the risk that our capital allocation strategy, including our current stock repurchase and dividend programs, as well as any future debt repurchase program, will not be effective at enhancing shareholder value and may have an adverse impact on our cash reserves; (xi) the loss of the services of our key executives or our inability to attract and retain key talent, particularly with respect to our information technology function, may have a material adverse impact on our operations; (xii) increased competition from traditional and virtual lease-to-own competitors and also from competitors of our Vive segment; (xiii) the transactions offered by our Progressive Leasing, Vive and/or Four businesses may be negatively characterized by government officials, consumer advocacy groups or the media; (xiv) real or perceived software or system errors, failures, bugs, defects or outages, including those that may be caused by third-party vendors, may adversely affect Progressive Leasing, Vive or Four; and (xv) the other risks and uncertainties discussed under "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 21, 2024. Statements in this earnings supplement that are "forward-looking" include without limitation statements about: (i) our expected GMV growth for the quarter ending June 30, 2024; (ii) our ability to continue investing in our businesses, including with respect to key growth initiatives; (iii) our expectations regarding returning excess cash to shareholders through dividends and/or share repurchases, and the benefits expected therefrom; and (iv) our revised full year 2024 outlook and our second quarter 2024 outlook. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this earnings supplement. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this earnings supplement. Use of Forward-Looking Statements

3 PROG Holdings Q1 2024 Headlines • Progressive Leasing GMV of $418.5 million, flat year- over-year • Consolidated revenues of $641.9 million • Earnings before taxes of $31.6 million • Adjusted EBITDA of $72.6 million • Diluted EPS of $0.49; Non-GAAP Diluted EPS of $0.91 • Raises full year consolidated revenue and earnings outlook

4 "We're pleased with our strong start to the year, with first quarter financial performance exceeding our expectations, driven by better-than-expected GMV, strong portfolio performance and disciplined spending" said PROG Holdings President and CEO Steve Michaels. "Despite continued sluggish retail demand in our leasable categories, we have delivered a meaningful increase in balance of share with key retail partners. Our continued investments in marketing, sales and technology to support our retail partners and the consumer's need for flexible purchase options gives us the confidence to project a low single digit GMV growth for the second quarter, even in the face of this challenging macroeconomic environment. We believe our financial strength, highlighted by strong margins and cash flow, enables us to invest in these growth initiatives while returning excess cash to shareholders through dividends and share repurchases." Steve Michaels President and CEO, PROG Holdings, Inc. PROG Holdings Executive Commentary

Adjusted EBITDA in millions 5 $655.1 $592.8 $582.9 $577.4 $641.9 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Non-GAAP EPSRevenue in millions 13.7% 12.7% 12.3% 10.6% 11.3% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Adjusted EBITDA as a % of PROG Holdings consolidated revenues PROG Holdings Q1 Consolidated Results $89.7 $75.0 $71.7 $61.0 $72.6 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $1.11 $0.92 $0.90 $0.72 $0.91 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 • Consolidated revenue decline was driven by a lower gross leased asset balance during the quarter • Non-GAAP EPS continued to benefit from reduction of outstanding shares • Year-over-year decline in adjusted EBITDA was driven primarily by headwinds from a normalizing portfolio performance and a smaller portfolio size during the quarter

$637.1 $574.8 $564.2 $557.5 $620.6 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Write-Offs* as a % of Progressive Leasing revenues 6 $418.7 $421.2 $409.2 $547.6 $418.5 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 GMV in millions 6.0% 7.1% 6.6% 7.0% 7.0% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Adjusted EBITDA as a % of Progressive Leasing revenues Progressive Leasing Q1 Segment Results Revenue in millions *Provision for lease merchandise write-offs 14.2% 13.2% 13.3% 11.8% 11.9% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 • Year-over-year GMV was flat which was better than internal expectations for a low single digit percentage decline • Revenue declined year-over-year primarily due to a smaller lease portfolio size during the period • Write-offs as a percentage of revenue remained within the Company’s targeted annual range of 6-8% • Adjusted EBITDA margin was primarily impacted by headwinds from a normalizing portfolio performance and a smaller portfolio size during the quarter

Results

8 2024 2023 Revenue $641.9 $655.1 -2.0% GAAP Net Earnings $22.0 $48.0 -54.2% Adjusted Net Earnings $40.6 $53.4 -24.0% Adjusted EBITDA $ $72.6 $89.7 -19.1% Adjusted EBITDA % 11.3% 13.7% -240 bps GAAP Diluted Earnings Per Share $0.49 $1.00 -51.0% Non-GAAP Diluted Earnings Per Share $0.91 $1.11 -18.0% Three Months Ended March 31 Change All dollar amounts in millions except EPS GAAP to non-GAAP reconciliation tables available in appendix PROG Holdings Consolidated Q1 Results

9 *(Gross debt minus cash and cash equivalents) divided by trailing 12 month adjusted EBITDA PROG Holdings Consolidated Results Shares of Common Stock Repurchased Q1 2024 0.8M Cash and Cash Equivalents As of 3/31/2024 $252.8M Gross Debt As of 3/31/2024 $600M Net Leverage Ratio* As of 3/31/2024 1.24x Cash Flow From Operations Quarter Ending 3/31/2024 $135.7M Common Stock Repurchase Amount Q1 2024 $24.4M

10 2024 2023 GMV $418.5 $418.7 0.0% Revenue $620.6 $637.1 -2.6% Gross Margin % 30.5% 31.7% -120 bps SG&A % 12.3% 11.9% 40 bps Write-Off %* 7.0% 6.0% 100 bps Adjusted EBITDA $ $74.1 $90.4 -18.0% Adjusted EBITDA % 11.9% 14.2% -230 bps Three Months Ended March 31 Change *The provision for lease merchandise write-offs as a percentage of Progressive Leasing revenue All dollar amounts in millions GAAP to non-GAAP reconciliation tables available in appendix Progressive Leasing Q1 Segment Results

11 PROG Holdings Full-Year 2024 Outlook This outlook assumes a difficult operating environment with continued soft demand for consumer durable goods, no material changes in the Company's decisioning posture, no material increases in the unemployment rate for our consumer, an effective tax rate for non-GAAP EPS of approximately 30%, and no impact from additional share repurchases.

12 PROG Holdings Q2 2024 Outlook This outlook assumes a difficult operating environment with continued soft demand for consumer durable goods, no material changes in the Company's decisioning posture, no material increases in the unemployment rate for our consumer, an effective tax rate for non-GAAP EPS of approximately 30%, and no impact from additional share repurchases.

Non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA are supplemental measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States ("GAAP"). Non-GAAP diluted earnings per share for the full year 2024 outlook excludes intangible amortization expense, restructuring expenses, and accrued interest on an uncertain tax position related to Progressive Leasing’s $175 million settlement with the FTC in 2020. Non-GAAP diluted earnings per share for the second quarter 2024 outlook excludes intangible amortization expense and accrued interest on an uncertain tax position related to Progressive Leasing’s $175 million settlement with the FTC in 2020. Non-GAAP net earnings and non-GAAP diluted earnings per share for the three months ended March 31, 2024, exclude intangible amortization expense, restructuring expenses, costs related to the cybersecurity incident, and accrued interest on an uncertain tax position related to Progressive Leasing's $175 million settlement with the FTC in 2020. Non-GAAP net earnings and non-GAAP diluted earnings per share for the three months ended March 31, 2023 exclude intangible amortization expense, restructuring expenses, regulatory insurance recoveries, and accrued interest on an uncertain tax position related to Progressive Leasing’s $175 million settlement with the FTC in 2020. The amount for the after-tax non-GAAP adjustment, which is tax effected using our statutory tax rate, can be found in the reconciliation of net earnings and earnings per share assuming dilution to non-GAAP net earnings and earnings per share assuming dilution table in this presentation. The Adjusted EBITDA figures presented in this presentation are calculated as the Company’s earnings before interest expense, net, depreciation on property and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA for the three months ended March 31, 2024 excludes stock-based compensation expense, restructuring expenses, and costs related to the cybersecurity incident. Adjusted EBITDA for the full year 2024 excludes stock-based compensation expense and restructuring expenses. Adjusted EBITDA for the second quarter 2024 outlook excludes stock-based compensation expense. Adjusted EBITDA for the three months ended March 31, 2023 excludes stock-based compensation expense, restructuring expenses, and regulatory insurance recoveries. The amounts for these pre-tax non-GAAP adjustments can be found in the segment EBITDA tables in this presentation. Management believes that non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and business unit performance. Non-GAAP net earnings, non-GAAP diluted earnings, and adjusted EBITDA provide management and investors with an understanding of the results from the primary operations of our business by excluding the effects of certain items that generally arose from larger, one-time transactions that are not reflective of the ordinary earnings activity of our operations or transactions that have variability and volatility of the amount. We believe the exclusion of stock-based compensation expense provides for a better comparison of our operating results with our peer companies as the calculations of stock-based compensation vary from period to period and company to company due to different valuation methodologies, subjective assumptions and the variety of award types. This measure may be useful to an investor in evaluating the underlying operating performance of our business. Adjusted EBITDA also provides management and investors with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. These measures may be useful to an investor in evaluating our operating performance because the measures: Are widely used by investors to measure a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. Are used by rating agencies, lenders and other parties to evaluate our creditworthiness. Are used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting. Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis net earnings and diluted earnings per share and the GAAP revenues and earnings before income taxes of the Company’s segments, which are also included in the presentation. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. 14 Use of Non-GAAP Financial Measures

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Earnings Per Share Assuming Dilution to Non-GAAP Net Earnings and Earnings Per Share Assuming Dilution (In thousands, except per share amounts)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Earnings Per Share Assuming Dilution to Non-GAAP Net Earnings and Earnings Per Share Assuming Dilution (In thousands, except per share amounts)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Consolidated & Progressive Leasing Adjusted EBITDA %

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Full Year 2024 Outlook for Adjusted EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Previous Full Year 2024 Outlook for Adjusted EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of the Three Months Ended June 30, 2024 Outlook for Adjusted EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Revised Full Year 2024 Outlook for Earnings Per Share Assuming Dilution to Non-GAAP Earnings Per Share Assuming Dilution

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Previous Full Year 2024 Outlook for Earnings Per Share Assuming Dilution to Non-GAAP Earnings Per Share Assuming Dilution

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Three Months Ended June 30, 2024 Outlook for Earnings Per Share Assuming Dilution to Non-GAAP Earnings Per Share Assuming Dilution